April 20, 2004

DREYFUS PREMIER ENTERPRISE FUND
(A SERIES OF DREYFUS PREMIER OPPORTUNITY FUNDS)

Supplement to Statement of Additional Information
dated February 1, 2004, as revised April 15, 2004

The following information supersedes and replaces any contrary information contained in the section of the Fund’s Statement of Additional Information entitled
“Portfolio Management”:

Dreyfus Premier Enterprise Fund’s primary portfolio managers are Robert T.
Ammann and James Padgett. Mr. Ammann has informed management that he intends to resign from Founders on or about May 14, 2004, at which time he will no longer serve as a portfolio manager of the Fund. Dreyfus Premier Enterprise Fund’s other portfolio managers are Edward M. McHugh and Brad Orr.

WP:edgar inserts-Kastwood-DPOF-SAI-Sticker